Fulton Media Contact: Lacey Dean, Director of Corporate Communications & Brand Management (717) 735-8688 Fulton Investor Contact: Rick Kraemer, SEVP, Chief Financial Officer (717) 327-2657	Blue Foundry Bancorp Investor Contact: Elyse D. Beidner, EVP, Investor Relations (201) 939-5000 Blue Foundry Bancorp Contact: James D. Nesci, President and CEO (201) 972-8900
FOR IMMEDIATE RELEASE
FULTON FINANCIAL CORPORATION AND BLUE FOUNDRY BANCORP ANNOUNCE REGULATORY APPROVALS AND ANTICIPATED MERGER CLOSING DATE
LANCASTER, PA, and RUTHERFORD, NJ, February 23, 2026 — Fulton Financial Corporation (Nasdaq: FULT) (“Fulton”) and Blue Foundry Bancorp (Nasdaq: BLFY) (“Blue Foundry”) today jointly announced the receipt of all required regulatory approvals for the previously announced all-stock transaction pursuant to which Fulton will acquire Blue Foundry.
Regulatory approvals have been granted by the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency. Blue Foundry’s stockholders approved the transaction on January 29, 2026.
“We are pleased to see such strong support from Blue Foundry stockholders and to have received the necessary regulatory approvals,” said Curtis J. Myers, Fulton Chairman, CEO and President. “These milestones bring us one step closer to uniting our organizations and deepening our impact across New Jersey.”
The transaction was announced on November 24, 2025 and is expected to be completed on or around April 1, 2026, pending the satisfaction or waiver of the remaining customary closing conditions set forth in the definitive merger agreement governing the transaction.
About Fulton Financial Corporation
Headquartered in Lancaster, Pa., Fulton Financial Corporation is a premier community banking organization and a $32 billion asset financial holding company providing a variety of financial services through its subsidiary bank, Fulton Bank, N.A. (“Fulton Bank”), in Pennsylvania, Maryland, Delaware, New Jersey and Virginia. At Fulton Financial Corporation, we seek to change lives for the better by building strong customer relationships, providing significant community support and empowering more than 3,300 employees to do the same. Through the Fulton Forward® initiative, we’re helping build vibrant communities. Learn more at www.FultonBank.com.

About Blue Foundry Bancorp
Blue Foundry Bancorp is the holding company for Blue Foundry Bank, a place where things are made, purpose is formed, and ideas are crafted. Headquartered in Rutherford, New Jersey, with a presence in Bergen, Essex, Hudson, Middlesex, Morris, Passaic, Somerset and Union counties, Blue Foundry Bank is a full-service, innovative bank serving the doers, movers, and shakers in our communities. We offer individuals and businesses alike the tailored products and services they need to build their futures. With a rich history dating back more than 145 years, Blue Foundry Bank has a longstanding commitment to its customers and communities. To learn more about Blue Foundry Bank visit BlueFoundryBank.com or call (888) 931-BLUE.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This communication contains “forward-looking statements.” Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Fulton and Blue Foundry with respect to the proposed business combination between Fulton and Blue Foundry (the “Proposed Transaction”), the strategic benefits and financial benefits of the Proposed Transaction, including the expected impact of the Proposed Transaction on Fulton’s future financial performance (including anticipated accretion to earnings per share and other metrics), and the timing of the closing of the Proposed Transaction. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the businesses of Fulton and Blue Foundry, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Fulton’s and Blue Foundry’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. All forward-looking statements attributable to Fulton or Blue Foundry, or persons acting on Fulton’s or Blue Foundry’s behalf, are expressly qualified in their entirety by the cautionary statements set forth below. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Fulton and Blue Foundry undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Factors relating to the Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this communication:
•The possibility that revenue or expense synergies and other expected benefits of the Proposed Transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or challenges arising from, the integration of Blue Foundry into Fulton or as a result of the strength of the economy, competitive factors in the areas where Fulton and Blue Foundry do business, or as a result of other unexpected factors or events;
•The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement governing the terms and conditions of the Proposed Transaction;
•The possibility that the Proposed Transaction may not be completed when expected or at all because required conditions to closing are not satisfied on a timely basis or at all;
•Reputational risks and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Proposed Transaction;

•The dilution caused by Fulton’s issuance of common stock in connection with the Proposed Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Proposed Transaction;
•The outcome of any legal proceedings related to the Proposed Transaction which may be instituted against Fulton or Blue Foundry;
•Unanticipated challenges or delays in the integration of Blue Foundry’s business into Fulton’s business and or the conversion of Blue Foundry’s operating systems and customer data onto Fulton’s may significantly increase the expense associated with the Proposed Transaction; and
•Other factors that may affect future results of Fulton and Blue Foundry, including continued pressures and uncertainties within the banking industry and Fulton’s and Blue Foundry’s markets, including changes in interest rates, price fluctuations as well as other market events, and deposit amounts and composition, increased competitive pressures, operational risks, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Fulton or Blue Foundry operate, and legislative, regulatory, and fiscal policy changes and related compliance costs.
These factors are not necessarily all of the factors that could cause Fulton’s or Blue Foundry’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Fulton’s or Blue Foundry’s results.
Further information regarding Fulton and Blue Foundry and factors that could affect the forward-looking statements contained herein can be found in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and in the Investor Relations section of Fulton’s website at www.fultonbank.com, and in other documents Fulton files with the SEC and in Blue Foundry’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the SEC’s website at www.sec.gov and available in the Investor Relations section of Blue Foundry’s website at https://bluefoundrybank.com and in other documents Blue Foundry files with the SEC. Information on these websites is not part of this document.

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